SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

TEKNIK DIGITAL ARTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	68 053 9517

(State of incorporation or organization)	(I.R.S. Employer Identification No.)

7377 E. Doubletree Ranch Road, Suite #240, Scottsdale, Arizona	85258

(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

None	N/A

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box ☑

Securities Act registration statement file number to which this form relates: 333-118101

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value

(Title of class)

(Title of class)

Item 1. Description of Registrant’s Securities to be Registered.
Item 2. Exhibits.
SIGNATURE

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered.

The description of the Registrant’s securities contained in the Registrant’s Registration Statement on Form SB-2, as amended, filed with the Commission under File No. 333-118101, is incorporated by reference into this registration statement.

Item 2. Exhibits.

The following exhibits are filed with this registration statement.

Exhibit No.	Description	Method of Filing
3.1	Articles of incorporation	(a)
3.2	By-laws	(a)
4.1	Specimen of common stock certificate	(a)
4.2	Teknik Digital Arts, Inc. 2004 Stock Option Plan	(b)

(a) Incorporated by reference to the original filing of the Registrant’s Form SB-2 registration statement on August 10, 2004, SEC File Number 333-118101.

(b) Incorporated by reference to Amendment No. 3 of the Registrant’s Form SB-2 registration statement, filed on March 1, 2005, SEC File Number 333-118101.

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SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

TEKNIK DIGITAL ARTS, INC. April 20, 2005
By:	/s/ John R. Ward
John R. Ward
Chief Executive Officer and Chief Financial Officer

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